UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 15, 1994


                   Sears Credit Account Trust 1990 B
              (Exact name of registrant as specified in charter)


Illinois                    33-33242-01           Not Applicable
(State of                   (Commission           (IRS Employer
Organization)               File Number)        Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events

          On September 15, 1994, Registrant made available the
Monthly Investor Certificateholders' Statement set forth as
Exhibit 21.


Item 7.   Financial Statements and Exhibits


  21. Monthly Investor Certificateholders' Statement related to the distribution of September 15, 1994 and reflecting the performance of the Trust during the Due Period ended in August, 1994, which accompanied the distribution on September 15, 1994.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         Sears Credit Account Trust 1990 B
                                   (Registrant)


                    By:  Sears Receivables Financing Group, Inc.
                              (Originator of the Trust)




Date:September 15, 1994  By:  /S/PERRY N. WEINE
                              Perry N. Weine
                              Vice President, Administration

                                 EXHIBIT INDEX





                                                  Page number
                                                  in sequential
Exhibit No.                                       number system


   21.     Monthly Investor Certificateholders'         5
           Statement - (September 15, 1994).

                                                       Exhibit 21

               MONTHLY INVESTOR CERTIFICATEHOLDERS' STATEMENT

                    SEARS CREDIT ACCOUNT TRUST 1990 B
           _____________________________________________________

                          8.75%  CREDIT ACCOUNT
                        PASS-THROUGH CERTIFICATES
           _____________________________________________________


  Under the Pooling and Servicing Agreement dated as of February 22, 1990 by and among Sears, Roebuck and Co. ("Sears"), Sears Receivables Financing Group, Inc. and Bank of America Illinois, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the distribution of September 15, 1994 (the "current Distribution Date") and with respect to the performance of the Trust during the Due Period ended in August, 1994 (the "related Due Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

A.    Information Regarding the Current Monthly Distribution
      (Stated on the Basis of $1,000 Original Principal Amount).
      _________________________________________________________

      1.   The  total amount of  the  distribution   to
           Investor Certificateholders on  the  current
           Distribution Date per $1,000 interest........    $7.291666680

      2.   The amount of the distribution set forth  in
           paragraph 1 above in respect of  interest on
           the   Investor   Certificates,   per  $1,000
           interest....................................     $7.291666680

      3.   The amount of the distribution set forth  in
           paragraph 1 above in respect of principal on
           the   Investor   Certificates,   per  $1,000
           interest....................................          $0.00

B.    Information Regarding the Performance of the Trust.
      ________________________________________________

      1.   Collections of Receivables.
           _________________________

           (a)  The aggregate amount of Collections  of
                Finance  Charge  Receivables  processed
                during the related Due Period..........  $4,194,788.60


           (b)  The aggregate amount of Collections  of
                Principal  Receivables processed during
                the related Due Period................. $16,828,524.37

           (c)  The aggregate amount of Collections  of
                Finance  Charge  Receivables  processed
                during  the related  Due  Period  which
                were   allocated  in  respect  of   the
                Investor Certificates..................          $0.00

           (d)  The aggregate amount of Collections  of
                Principal  Receivables processed during
                the   related  Due  Period  which  were
                allocated  in  respect of the  Investor
                Certificates........................... $12,317,209.08

           (e)  The aggregate amount of Collections  of
                Finance  Charge  Receivables  processed
                during the  related  Due  Period  which
                were   allocated  in  respect  of   the
                Seller Certificate.....................  $4,194,788.60

           (f)  The aggregate amount of Collections  of
                Principal  Receivables processed during
                the   related  Due  Period  which  were
                allocated  in respect  of  the   Seller
                Certificate............................  $4,511,315.29

      2.   Principal Receivables in the Trust;  Principal
           Funding Account.
           _____________________________________________

           (a)  The  aggregate amount of  Principal Re-
                ceivables   in  the  Trust  as  of  the
                end  of   the   related   Due    Period
                (which     reflects    the    Principal
                Receivables  represented  by  both  the
                Seller  Certificate  and  the  Investor
                Certificates)..........................$263,199,934.31

           (b)  The amount of Principal Receivables  in
                the Trust represented by  the  Investor
                Certificates (the "Investor  Interest")
                as   of   the   end  of  the   related
                Due Period ...........................           $0.00

           (c)  The  Investor  Interest  set  forth  in
                paragraph 2(b)  above  as a  percentage
                of the aggregate  amount  of  Principal
                Receivables set forth in paragraph 2(a)
                above..................................           0.00%

           (d)  The Invested  Amount as  of the end  of
                the current Distribution Date..........$250,000,000.00

           (e)  The total amount to be deposited in the
                Principal Funding Account in respect of
                Collections of Principal Receivables on
                such Distribution Date.................          $0.00

           (f)  The  total  amount  on  deposit in  the
                Principal Funding Account in respect of
                Collections of Principal Receivables on
                such  Distribution Date  (after  giving
                effect to  the deposit  referred to  in
                paragraph 2(e))........................$250,000,000.00

           (g)  The total Fixed Amount payable by Sears
                under the Interest Rate Swap Agreement.  $1,822,916.67

           (h)  The Deficit Accumulation Amount  (after
                giving effect to the  deposit  referred
                to in paragraph 2 (e)).................          $0.00

      3.   Investor Charged-Off Amount.
           __________________________

           (a)  The  aggregate  amount  of  Receivables
                charged-off  as  uncollectible   during
                the     related        Due       Period
                allocable to the Investor  Certificates
                (the "Investor Charged-Off Amount")....          $0.00

           (b)  The   Aggregate  Investor   Charged-Off
                Amount.................................          $0.00

      4.   Investor Losses; Reimbursement of Charge-Offs.
           ____________________________________________

           (a)  The excess of the Investor  Charged-Off
                Amount  set  forth  in  paragraph  3(a)
                above over the sum of (i)  payments  in
                respect of the  Available  Subordinated
                Amount and  (ii)  Excess  Servicing, if
                any (an "Investor Loss")...............          $0.00

           (b)  The amount  of  the  Investor  Loss set
                forth  in  paragraph  4(a)  above,  per
                $1,000 interest (which  will  have  the
                effect  of  reducing,   pro  rata,  the
                amount  of  each  Investor Certificate-
                holder's investment)...................          $0.00

           (c)  The  total  amount  reimbursed  to  the
                Trust in the current month from the sum
                of the  Available  Subordinated  Amount
                and   Excess   Servicing,  if  any,  in
                respect  of  Investor  Losses in  prior
                months.................................          $0.00

           (d)  The amount set forth in  paragraph 4(c)
                above, per $1,000 interest (which  will
                have  the  effect  of  increasing,  pro
                rata,  the  amount  of  each   Investor
                Certificateholder's investment)........          $0.00

           (e)  The aggregate amount of Investor Losses
                in  the  Trust as  of the  end  of  the
                current Distribution Date.............           $0.00

           (f)  The amount set forth in  paragraph 4(e)
                above, per $1,000 interest (which  will
                have  the  effect  of   reducing,   pro
                rata,  the  amount  of  each   Investor
                Certificateholder's investment)........          $0.00

      5.   Investor Servicing Fee.
           _____________________

           The  aggregate   amount  of   the   Investor
           Monthly  Servicing Fee payable by the  Trust
           to the Servicer for the related Due Period..          $0.00

      6.   Available Subordinated Amount.
           ___________________________________________

           (a) The  amount  available   to  be  applied
               pursuant to Section 4.03 as  of the  end
               of the current Distribution Date........  $21,250,000.00

           (b) The amount set forth  in paragraph  6(a)
               above  as  a percentage of  the Invested
               Amount..................................           8.50%

      7.   Investor Excess Spread Analysis
           _______________________________

                                    $                         % (1)
                               __________________     _________________

Allocated Yield (2)                   $0.00                  0.00%

      Less:
Certificate Interest (3)              $0.00                  0.00%
Servicing Fees (4)                     0.00                  0.00%
Allocated Charge-Offs (5)              0.00                  0.00%
                                  __________________   ________________

Subtotal                                $0.00                  0.00%

 Excess Spread                          ($0.00)               0.00%

(1) Annualized percentage of the Investor Interest at the start of the related Due Period (Section B2(b) plus Section B2(e))
(2)   See Section B1(c) above
(3)   Section A2 multiplied by Section B2(d) divided by $1,000 less
      Section B2(g)
(4)   See Section B5 above
(5)   See Section B3(a) above

      Note: Payment rate (aggregate collections/beg. receivables
            balance) for the related Due Period:                   7.79%

C.    The Pool Factor.
      ______________

           The Pool Factor  (which represents the ratio
           of the amount of the Invested  Amount as  of
           the  end   of  the   day  on   the   current
           Distribution  Date  to  the  amount  of  the
           Investor Interest as of the  Closing  Date).
           The  amount  of  an  Investor   Certificate-
           holder's  pro  rata  share of  the  Invested
           Amount can be determined by multiplying  the
           original   denomination   of  the   Holder's
           Investor Certificate by the Pool Factor.....       1.0000000


                 BANK OF AMERICA ILLINOIS
                   as Trustee


                 By:   /S/ C. K. Duncan
                   ________________________________
                   Title: Vice President